UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________________
FORM 8-K
__________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 15, 2021
__________________________
bluebird bio, Inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-35966	13-3680878
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

60 Binney Street, Cambridge, MA		02142
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (339) 499-9300
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
_____________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	BLUE	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective October 15, 2021, the board of directors (the “Board”) of bluebird bio, Inc. (the “Company”) appointed Elisabeth Leiderman, M.D. to the Board as a Class I director and increased the size of the Board to twelve. Dr. Leiderman will serve as the chair of the audit committee of the Board, effective upon the consummation of the planned separation of the Company’s oncology programs and portfolio from its severe genetic disease programs and portfolio through the spinoff of 2seventy bio, Inc., as an independent, publicly-traded Delaware corporation.

Since September 2020, Elisabeth Leiderman, M.D. has served as Chief Financial Officer and Head of Corporate Development for Decibel Therapeutics, a clinical-stage biotechnology company developing novel gene therapeutics for restoration of hearing loss and balance disorders, with its headquarters in Boston, Massachusetts and is listed on Nasdaq. Before joining Decibel, from January 2020 to August 2020, Dr. Leiderman served as Chief Business Officer for Complexa, Inc., a clinical stage biopharmaceutical company focused on life-threatening fibrosis and inflammatory diseases. Prior to Complexa, Dr. Leiderman was Senior Vice President, Head of Corporate Development at Fortress Biotech from November 2016 to November 2019. Earlier in her career from 2007 to 2016, Dr. Leiderman developed her transaction and capital markets expertise in the healthcare investment banking groups at Nomura, Credit Suisse, Jefferies and UBS. Dr. Leiderman began her career in medical affairs at AstraZeneca, where she analyzed product and industry trends related to the central nervous system. Dr. Leiderman earned an M.D. from the Sackler School of Medicine at Tel Aviv University, an MBA from The Wharton School at the University of Pennsylvania and a B.A. from The University of Pennsylvania.

In connection with her appointment, on October 15, 2021, the Company granted Dr. Leiderman a stock option to purchase 7,500 shares of the Company’s common stock, par value $0.01 per share (“Common Stock”), at a purchase price equal to the closing price per share of the Common Stock on the NASDAQ Global Select Market on October 15, 2021. Dr. Leiderman was also granted on October 15, 2021 restricted stock units for 4,663 shares of Common Stock. The stock options and restricted stock units vest ratably over three years in annual installments.

Dr. Leiderman is not a party to any transaction with the Company that would require disclosure under Item 404(a) of Regulation S-K, and there are no arrangements of understandings between Dr. Leiderman and any other persons pursuant to which she was elected as a director.

Item 8.01    Other Events.

In connection with the planned separation of the Company and 2seventy bio, Inc. (“2seventy”) into two independent, publicly traded companies, October 19, 2021 has been set as the record date for the dividend of shares of common stock of 2seventy to be distributed to the Company’s stockholders in order to effect the separation. Each stockholder of record as of the close of business on October 19, 2021 will receive, on the distribution date, one share of 2seventy common stock for every three shares of the Company’s common stock held. The share dividend is expected to be distributed to the Company’s stockholders on or about November 4, 2021. Following the separation, the Company’s stockholders will also receive cash in lieu of any fractional shares of 2seventy common stock that those holders would have received after application of the above ratio.

On October 18, 2021 the Securities and Exchange Commission declared 2seventy’s Registration Statement on Form 10 (the “Form 10”) effective. The completion of the separation is subject to certain conditions described in the Form 10, including those conditions set forth in the Separation Agreement to be entered into between the Company and 2seventy, the form of which is filed as an exhibit to the Form 10. No action is required by the Company’s stockholders in order to receive the shares of 2seventy common stock in the dividend distribution.

“When-issued” trading for 2seventy common stock and “ex-distribution” trading for the Company’s common stock is expected to commence on October 18, 2021 under the stock ticker symbols “TSVTV” and “BLUEV”, respectively. A description of these expected trading markets is included in the Form 10. After the separation, 2seventy common stock is expected to trade on the Nasdaq Global Select Market under the stock ticker symbol “TSVT” and the Company will continue to trade on Nasdaq Global Select Market under the stock ticker symbol “BLUE.”

On October 18, 2021, the Company issued a press release regarding the matters described in this Current Report on Form 8-K. The full text of such press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

This Current Report on Form 8-K contains forward-looking statements. Investors are cautioned not to place undue reliance on these forward-looking statements, including statements about the completion, structure, timing and terms of the planned separation, the distribution and markets for bluebird and 2seventy stock. Each forward-looking statement is subject to risks and uncertainties that could cause actual events to differ materially from those expressed or implied in such statement.

Applicable risks and uncertainties include those related to the possibility that bluebird may not complete the separation on the terms or timing currently contemplated, if at all; and the risks listed under the heading “Risk Factors” and elsewhere in bluebird’s Annual Report on Form 10-K filed with the SEC on February 23, 2021, and in bluebird’s subsequent SEC filings, including SEC filings related to the planned separation, and in the Form 10. These forward-looking statements (except as otherwise noted) speak only as of the date of this Current Report on Form 8-K, and bluebird undertakes no obligation to update these forward-looking statements.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release issued by bluebird bio, Inc. on October 18, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 18, 2021	bluebird bio, Inc.

	By:	/s/ Jason F. Cole
Jason F. Cole
Chief Operating and Legal Officer